Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt

12. Debt

Subsequent Events. In February 2013, the Company issued $400 million in aggregate principal amount of 4.5% senior unsecured notes due 2021 (the “4.50% Senior Notes”) in a private placement, and for the six months ended June 28, 3013, repurchased portions of its senior unsecured notes due in 2014 and 2017 totaling approximately $91 million in principal amount, as further described in Note 22.

Debt. Total outstanding debt of the Company consisted of the following:

	As of December 31,
	2012	2011

	(Dollars in millions)

Short-term debt	$67	$65

Long-term debt:
Senior notes, due 2014	$533	$550
Senior notes, due 2017	667	693
Exchangeable senior notes, due 2015	150	143
Revolving credit facility	-	-
Capitalized leases	13	21
Other borrowings	32	60
Total long-term debt	1,395	1,467
Less current portion	26	39
Long-term debt, net of current portion	$1,369	$1,428

The weighted average interest rate on the Company's debt as of December 31, 2012 and 2011 was 7.3% and 7.5%, respectively, excluding the effect of interest rate swaps. The maturities of long-term debt outstanding as of December 31, 2012 are:

Years Ended December 31,	(Dollars in millions)

2013	$26
2014	536
2015	152
2016	3
2017	668
Thereafter	10
Total	$1,395

Senior Notes

8.875% Senior Notes. In November 2009, the Company issued $250 million in aggregate principal amount of 8.875% senior unsecured notes due 2017 (the “8.875% Senior Notes”) in a private placement. Interest is payable semi-annually on June 1 and December 1 of each year. The 8.875% Senior Notes are unconditionally guaranteed on a senior unsecured basis by substantially all existing and future wholly-owned domestic subsidiaries of the Company and by TRW Automotive Finance (Luxembourg), S.a.r.l., a Luxembourg subsidiary.

2007 Senior Notes. In March 2007, the Company issued 7% senior unsecured notes and 6⅜% senior unsecured notes, each due 2014, in principal amounts of $500 million and €275 million, respectively, and 7¼% senior unsecured notes due 2017 in the principal amount of $600 million (collectively, the “2007 Senior Notes”) in a private placement. Interest is payable semi-annually on March 15 and September 15 of each year. The 2007 Senior Notes are unconditionally guaranteed on a senior unsecured basis by substantially all existing and future wholly-owned domestic subsidiaries of the Company and by TRW Automotive Finance (Luxembourg), S.a.r.l., a Luxembourg subsidiary.

Senior Note Repurchases. During 2012 and 2011, the Company repurchased portions of its senior notes totaling approximately $48 million and $256 million, respectively, in principal amount and recorded a loss on retirement of debt of $5 million and $24 million, respectively, including the write-off of a portion of debt issuance costs, discounts and premiums. The repurchased notes were retired upon settlement.

Exchangeable Senior Notes

In November 2009, the Company issued approximately $259 million in aggregate principal amount of 3.50% exchangeable senior unsecured notes due 2015 (the “Exchangeable Senior Notes”) in a private placement. Prior to September 1, 2015, the notes are exchangeable only upon specified events or conditions being met and, thereafter, at any time. One condition, the sales price condition (described below), was met as of December 31, 2012, and as such, the notes are exchangeable in the first quarter of 2013. They will remain exchangeable in subsequent quarters if the sale price condition continues to be met, which occurs if the last reported sale price of the Company's common stock for at least 20 of the last 30 trading days of the immediately preceding quarter is greater than 130% of the applicable exchange price. The initial exchange rate is 33.8392 shares of the Company's common stock per $1,000 principal amount of notes (equivalent to an exchange price of approximately $29.55 per share of common stock), subject to adjustment. Upon exchange, the Company's exchange obligation may be settled, at its option, in shares of its stock, cash or a combination of cash and shares of its stock. The Exchangeable Senior Notes are senior unsecured obligations of the Company. Interest is payable on June 1 and December 1 of each year. The Exchangeable Senior Notes will mature on December 1, 2015, unless earlier exchanged, repurchased by the Company at the holder's option upon a fundamental change, or redeemed by the Company after December 6, 2013, at the Company's option if certain conditions are met.

The Exchangeable Senior Notes were recorded with a debt discount which decreased debt and increased paid-in-capital in order to separate the liability and embedded equity components. The debt component will accrete up to the principal amount to effectively yield 9.0% over the term of the debt. The debt discount as of December 31, 2012 and December 31, 2011 was $24 million and $31 million, respectively. The total interest expense recognized for the years ended December 31, 2012, 2011 and 2010, was approximately $13 million, $16 million, and $18 million, respectively, including $6 million, $8 million, and $9 million in each respective period relating to the stated coupon rate.

Exchangeable Senior Note Repurchases. During 2011, the Company repurchased portions of its Exchangeable Senior Notes totaling approximately $85 million in principal amount and recorded a loss on retirement of debt of $13 million, including the write-off of a portion of debt issuance costs and the debt discount. In addition, during the same 2011 period, the Company recorded a reduction of $66 million to paid-in-capital relating to the repurchase of the conversion feature of the Exchangeable Senior Notes. The repurchased notes were retired upon settlement.

Senior Secured Revolving Credit Facilities

During the third quarter of 2012, the Company entered into its Eighth Amended and Restated Credit Agreement (the “Eighth Credit Agreement”) with the lenders party thereto. The Eighth Credit Agreement provides for senior secured credit facilities consisting of (i) a revolving credit facility in the amount of $1.4 billion which matures in September 2017, subject to certain conditions described below (the “Revolving Credit Facility”), and (ii) additional availability which may be used in the future for one or more term loans or additional revolving facilities (together with the Revolving Credit Facility, the “Facilities”). All of the Facilities are undrawn. The Eighth Credit Agreement also amends certain other provisions of the prior credit agreement, the Seventh Amended and Restated Credit Agreement, dated as of December 21, 2009 (the “Prior Agreement”), including replacing the Revolving Credit Facility's leverage-based pricing grid with a ratings-based pricing grid, reducing the interest rate on amounts drawn under the Revolving Credit Facility and the fees charged on undrawn availability, as well as amending certain other covenants which are now more favorable to the Company. The Company paid fees and expenses totaling approximately $9 million relating to the transaction. For the year ended December 31, 2012, the Company recorded a loss on retirement of debt of $1 million related to the write-off of a portion of debt issuance costs associated with the Prior Agreement.

The Revolving Credit Facility will mature on September 28, 2017; provided that if, as of (a) the last fiscal day of October 2016, with respect to the Company's 7¼% senior unsecured notes due 2017, or (b) the last fiscal day of July 2017, with respect to the Company's 8.875% Senior Notes due 2017 (each such series of notes, “Inside Maturity Notes”), an aggregate amount of the applicable Inside Maturity Notes in excess of $100 million remains outstanding and the amount of available liquidity does not exceed the aggregate amount of cash necessary to redeem such Inside Maturity Notes by at least $500 million, then the maturity date of the Revolving Credit Facility will be 20 business days after either such date.

The commitment fee and the applicable margin for borrowing on the Revolving Credit Facility are subject to a ratings-based pricing grid. The applicable margin in effect as of December 31, 2012 was 0.75% with respect to base rate borrowings and 1.75% with respect to eurocurrency borrowings. The commitment fee on the undrawn amounts under the Revolving Credit Facility was 0.30%.

Obligations under the Facilities are secured by a perfected first priority security interest in, and mortgages on, substantially all tangible and intangible assets of TRW Automotive Inc. (“TAI”), a wholly owned subsidiary of TRW Automotive Holdings Corp. (“TAHC”), and substantially all of its domestic subsidiaries, including a pledge of 100% of the stock of TAI and substantially all of its domestic subsidiaries and 65% of the stock of foreign subsidiaries owned directly by domestic entities. In addition, foreign borrowings under the Revolving Credit Facility are secured by assets of the foreign borrowers.

During 2011, the Company made an offer to certain lenders under the Prior Agreement whose commitments were scheduled to mature on May 9, 2012 to extend the maturity date of their commitments to November 30, 2014. Effective May 2, 2011, the Company terminated the commitments of those lenders who did not accept the offer. In conjunction with the termination, the Company recorded a loss on retirement of debt of $3 million related to the write-off of a portion of the debt issuance costs.

Debt Covenants

Senior Notes. The indentures governing the 2007 Senior Notes and the 8.875% Senior Notes contain covenants that impose significant restrictions on the Company's business. The covenants, among other things, could restrict, subject to a number of qualifications and limitations, the ability of TAI and its subsidiaries to pay certain dividends and distributions, or repurchase equity interests of the Company and certain of its subsidiaries (unless certain conditions are met), incur liens, engage in mergers or consolidations, and enter into sale and leaseback transactions. The indentures for each of the Company's outstanding notes also contain customary events of default.

Senior Secured Credit Facilities. If the Company's leverage ratio as defined in the Eighth Credit Agreement is greater than 1.5 to 1.0, the agreement restricts the repurchase of indebtedness, the purchase or redemption of the Company's common stock, and the payment of cash dividends, pursuant to a formula based on the Company's consolidated net income. Further, the Eighth Credit Agreement contains a number of covenants that, among other things, could restrict, subject to certain exceptions, the ability of TAI and its subsidiaries to incur additional indebtedness or issue preferred stock; repay other indebtedness; repurchase capital stock; create liens on assets; make investments, loans or advances; make certain acquisitions; engage in mergers or consolidations; enter into sale and leaseback transactions; engage in certain transactions with affiliates; amend certain material agreements governing TAI's indebtedness; and change the business conducted by the Company. In addition, the Eighth Credit Agreement contains financial covenants relating to a leverage ratio and a minimum interest coverage ratio, which ratios are calculated on a trailing four quarter basis. Other covenants restrict the payment of dividends or other distributions by TAI, subject to specified exceptions. The exceptions include, among others, payments or distributions to enable the Company to enter into certain derivative transactions in relation to TAI's exchangeable bonds, or in respect of expenses required for TAHC to maintain its corporate existence, general corporate overhead expenses, tax liabilities and legal and accounting fees. Since TAHC is a holding company without any independent operations, it does not have significant cash obligations and is able to meet its limited cash obligations with payments or distributions from TAI under the exceptions to our debt covenants. The Eighth Credit Agreement also includes customary events of default.

As of December 31, 2012, the Company was in compliance with all of its financial covenants.

Debt Repurchases

As market conditions warrant, the Company may from time to time repurchase debt securities, including exchangeable debt securities, issued by the Company or its subsidiaries, in privately negotiated or open market transactions, by tender offer, exchange offer, or by other means.

Other Borrowings

The Company has borrowings under uncommitted credit agreements in many of the countries in which it operates. The borrowings are from various domestic and international banks at quoted market interest rates.